EXHIBIT 10.2

DAL-PA-02022-LA-1105843R6

Delta Air Lines, Inc.
PO Box 20706
Atlanta GA 30320-6001

Subject:	[***]

Reference:	Purchase Agreement No. PA-02022 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 737-900ER aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement has been revised to add ten exercised Put Option Aircraft identified in Supplemental Agreement No. 20 (SA-20).

[***]

1.    [***].

[***]

[***]

2.    [***]

[***]

3.    [***].

[***]

4.    Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party.  Notwithstanding the foregoing, either party may

DAL-PA-02022-LA-1105843    August 24, 2011
[***]    LA Page 1
BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124‑2207

disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.

Very truly yours,

THE BOEING COMPANY

By	/s/ Will Witherspoon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	March 30, 2017

DELTA AIR LINES, INC.

By	/s/ Gregory A. May

Its	Senior Vice President – Supply Chain Management and Fleet

DAL-PA-02022-LA-1105843R6
[***]    SA-20 LA Page 2
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment

Attachment A to
DAL-PA-02022-LA-1105843R6

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

DAL-PA-02022-LA-1105843R6
[***]    SA-20 LA Page 3
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment

Attachment A to
DAL-PA-02022-LA-1105843R6

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

DAL-PA-02022-LA-1105843R6
[***]    SA-20 LA Page 4
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment

Attachment A to
DAL-PA-02022-LA-1105843R6

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

DAL-PA-02022-LA-1105843R6
[***]    SA-20 LA Page 5
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment

Attachment A to
DAL-PA-02022-LA-1105843R6

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]

DAL-PA-02022-LA-1105843R6
[***]    SA-20 LA Page 6
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment

Attachment B to
DAL-PA-02022-LA-1105843R6

[***]
[***]

[***]

[***]

DAL-PA-02022-LA-1105843R6
[***]    SA-20 LA Page 7
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment

Attachment B to
DAL-PA-02022-LA-1105843R6

[***]

DAL-PA-02022-LA-1105843R6
[***]    SA-20 LA Page 8
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment

Attachment B to
DAL-PA-02022-LA-1105843R6

[***]

DAL-PA-02022-LA-1105843R6
[***]    SA-20 LA Page 9
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment

Attachment B to
DAL-PA-02022-LA-1105843R6

[***]
[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

DAL-PA-02022-LA-1105843R6
[***]    SA-20 LA Page 10
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment

Attachment B to
DAL-PA-02022-LA-1105843R6

DAL-PA-02022-LA-1105843R6
[***]    SA-20 LA Page 11
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment

Attachment B to
DAL-PA-02022-LA-1105843R6

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

DAL-PA-02022-LA-1105843R6
[***]    SA-20 LA Page 12
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment

Attachment B to
DAL-PA-02022-LA-1105843R6

[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

DAL-PA-02022-LA-1105843R6
[***]    SA-20 LA Page 13
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment

The Boeing Company
P.O. Box 3707
Seattle, WA 98124‑2207

DAL-PA-02022-LA-1501328R1

Delta Air Lines, Inc.
PO Box 20706
Atlanta GA 30320-6001

Subject:	Put Option Aircraft

Reference:	Purchase Agreement No. PA-02022 (Purchase Agreement) between The Boeing Company (Boeing) and Delta Air Lines, Inc. (Customer) relating to Model 737-900ER aircraft (Aircraft)

This letter agreement (Letter Agreement) revises and supersedes Letter Agreement DAL-PA-02022-LA-1501328 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
The original revision of this Letter Agreement set out the terms and conditions for Boeing’s option to sell, and Customer’s agreement to purchase up to ten (10) 737-900ER aircraft (Put Option Aircraft) for delivery from [***]. Boeing exercised all ten (10) Put Option Aircraft in accordance with the original issue of this Letter Agreement. Upon exercise, the Put Option Aircraft became Incremental Aircraft under the Purchase Agreement, [***]. No Put Option Aircraft remain to be exercised, so the terms, conditions, and attachments to the original issue of this Letter Agreement are deleted.

Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties.  Each party will limit the disclosure of its contents to its employees with a need to know the contents for purposes of helping it perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of the other party.  Notwithstanding the foregoing, either party may disclose this Letter Agreement (i) for the purpose of regulatory requirements, including without limitation registrations and filings pursuant thereto, or as otherwise required by law, provided that the disclosing party makes commercially reasonable efforts to notify the non-disclosing party in advance of such disclosure and considers in good faith all limitations on such disclosure requested by the non-disclosing party; (ii) for the purpose of disclosure to its auditors and its legal advisors on a need to know basis who themselves agree not to further disclose such information; and (iii) to the extent such information is publicly available other than as a result of the disclosure by or on behalf of such party.

DAL-PA-02022-LA-1501328R1
Put Option Aircraft                                SA-20 LA Page 1
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment

Very truly yours,

THE BOEING COMPANY

By	/s/ Will Witherspoon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	March 30, 2017

DELTA AIR LINES, INC.

By	/s/ Gregory A. May

Its	Senior Vice President - Supply Chain Management and Fleet

DAL-PA-02022-LA-1501328R1
Put Option Aircraft                                SA-20 LA Page 2
BOEING PROPRIETARY
[***] Confidential portion omitted and filed separately with the Commission Pursuant to a Request for Confidential Treatment